UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      July 5, 2007
Greenville Federal Financial Corporation

(Exact name of registrant as specified in its charter)

United States	000-51668	20-3742295

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

690 Wagner Avenue, Greenville, Ohio	45331

(Address of principal executive offices)	(Zip Code)
937-548-4158

(Registrant’s telephone number, including area code)
No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.
     (a) On July 5, 2007, the Audit Committee of Greenville Federal Financial Corporation (“GFFC”) dismissed Grant Thornton LLP as its independent public accounting firm to audit GFFC’s financial statements. Grant Thornton’s report on the financial statements of GFFC for the past two years did not contain an adverse opinion or a disclaimer of opinion, and neither of such reports was qualified or modified as to uncertainty, audit scope, or accounting principles. During GFFC’s two most recent fiscal years and the subsequent interim periods preceding the dismissal, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.
     GFFC requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Grant Thornton in response to this request is filed as Exhibit 16.1 to this Form 8-K.
     (b) On July 5, 2007, the Audit Committee of GFFC engaged BKD LLP as its independent public accounting firm to audit GFFC’s financial statements. During GFFC’s two most recent fiscal years and subsequent interim periods preceding BKD’s engagement, GFFC did not consult BKD regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on GFFC’s financial statements, and neither was a written report provided to GFFC nor was oral advice provided to GFFC that BKD concluded was an important factor considered by GFFC in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as described in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FEDERAL FINANCIAL CORPORATION

Date: July 10, 2007	By:	/s/ David M. Kepler

David M. Kepler President and CEO